EXHIBIT 99.1

Mid-America Apartment Communities
Investor Update
October 2005

Safe Harbor Statement

                Statements contained in this presentation, which
                  are not historical facts, are forward-looking
                statements, as the term is defined in the Private
                 Securities Litigation Reform Act of 1995. Such
                 forward-looking statements are subject to risks
                and uncertainties which can cause actual results
                    to differ materially from those currently
                 anticipated, due to a number of factors, which
                  include, but are not limited to, unfavorable
                    changes in the apartment market, changing
                 economic conditions, the impact of competition,
                 acquisitions which may not achieve anticipated
              results and other risk factors discussed in documents
                filed with the Securities and Exchange Commission
                    from time to time including the Company's
                  Annual Report on Form 10-K/A and the Company's
                       Quarterly Report on Form 10-Q. The
                 statements in this presentation are made based
                 upon information currently known to management
               and the company assumes no obligation to update or
                  revise any of its forward-looking statements.

Slide 2

MAA Profile

>>   Southeast Regional Focus
     Strong apartment demand region; high job growth, migration and household formations

>>   Unique Market Tier Strategy
     Diversified across large, middle and small tier markets; strong growth prospects...with stability

>>   High Quality Product Focus
     Price point caters to largest market segment; lower volatility through full market cycles

>>   Strong Property Operating Focus
     Hands-on approach to property management; strong operations and on-site execution skills

>>   Disciplined Capital Deployment
     Investment  policies  and practices  focused   on  protecting  and  growing
     existing shareholder value

Slide 3

Regionally Focused Strategy

Diversified across a strong and stable growth region of the country...high and steady demand for apartment housing

Higher Population Growth Projections:

2005 - 2010:
  US Total        4.1%
  MAA Region      4.7%
2005 - 2015:
  US Total        8.4%
  MAA Region      9.3%

Source:  Dept. of Commerce, Current Population Reports


  Both short-term demand
(job growth) and long-term
     demand (household
  formation) trends favor
     this region...see
 "Power Ranking" analysis
       on slide #23.

[A map depicts the company's locations in the Southeast and Texas]

Slide 4

Growth and Stability

Unique three-tier market portfolio strategy delivers superior results, with lower risks and volatility, through the full real estate cycle. We are two years into a plan to shift the portfolio towards a more balanced allocation.

[Pie charts reflect the following data]

WAS
17% Large
37% Middle
46% Small

CURRENT
28% Large
38% Middle
34% Small

PLAN
35% Large
35% Middle
30% Small


Large Tier
Dallas
Atlanta
Houston
Tampa
South FL

Middle Tier
Jacksonville
Nashville
Memphis
Austin
Greenville
Orlando
others

Small Tier
Jackson
Lexington
Charleston
Little Rock
Savannah
Huntsville
Columbia
others

Slide 5

High Quality Product Focus

>> Average age of portfolio is 14 years; one of the newer portfolios in the apartment REIT sector

>>   Portfolio continuously upgraded/updated
        * $280 MM of new construction brought on line 1998 - 2002
        * $400 MM of high quality acquisitions added since May 2003
        * $20 - $25 MM of annual refurbishment

Slide 6

Apartment REIT Sector Position

An efficient operating platform in place... and meaningful opportunity for higher relative external growth performance

Scale of Operation                   Enterprise Value
Owned & Managed Units                (in billions)
Aimco                    263,734     Equity                   $ 17.8
Equity                   200,149     Archstone                $ 13.5
Archstone                 81,188     AIMCO                    $ 12.1
United Dominion           78,855     Avalon Bay               $  8.6
Camden                    52,570     United Dominion          $  6.6
Home Properties           47,186     Camden                   $  5.7
Avalon Bay                40,142     Colonial                 $  5.4
Mid-America               38,129     Home Properties          $  3.9
AMLI                      29,448     BRE Properties           $  3.9
Essex Property            25,518     Essex Property           $  3.6
Colonial                  25,009     Post Properties          $  2.8
Post Properties           24,700     Mid-America              $  2.4
BRE Properties            24,198     AMLI                     $  1.8
Associated Estates        23,457     Town & Country           $  1.1
Town & Country            13,065     Associated Estates       $  0.9

Per 8/9/05 Stifel, Nicolaus Weekly Sector Scorecard Report

Slide 7

Steady improvement permits dividend increase

Steady growth in FFO and dividend coverage forecast to continue as market conditions strengthen
Dividend rate raised to $2.38 annually effective 10-31-05

[A line graph depicts the following data]

                       2001       2002       2003        2004      2005F   2006F
FFO per share*       $ 2.74     $ 2.69     $ 2.87      $ 3.00     $ 3.11  $ 3.20
Dividend per share   $ 2.34     $ 2.34     $ 2.34      $ 2.34     $ 2.34  $ 2.38

* Before write-off of preferred share issuance cost ("non-cash"); Forecast per First Call.

Slide 8

Steady Improvement

Expect continued steady progress in 2005 and beyond

>>   FFO
     *    2005 1st half: $1.63 vs. 2004: $1.50
     *    2005 Fcst: $3.04 to $3.16 vs. 2004: $3.00

>>   Major 2005 Forecast Assumptions
     *    2.3% to 2.8% same store NOI growth
     *    $150 MM total acquisitions ($102MM completed)
     *    Dispositions : Completed
     *    5.25% blended average interest rate

>> Forecast external growth funded by DRSPP, dispositions, and existing credit facilities

>>   Market recovery continues

>>   Asset management initiatives:
     *    Improved pricing capabilities
     *    Utility reimbursement potential
     *    Marketing

Slide 9

Q2 2005: A strong quarter

>> Reported record FFO per share of $0.85 vs. $0.74 last year (includes $0.07 of JV promote fee)

>>   Continued improvement in dividend coverage

>>   Successful conclusion of Crow JVI (36% IRR)

>>   Early signs of market recovery in same-store performance
     *    NOI growth of 2.0% over Q2 04
     *    Physical Occupancy of 94.2% vs. 93.0% in Q2 04

>>   $150MM  of  forward  swaps  executed, removing most interest rate risk thru
     2006.

Slide 10

Encouraging Q3 performance trends

>>   Quarter end physical occupancy* of 96.2%; well ahead of prior year (95.1%)

>>   Resident turnover trends down; improvement continues

>>   Collections performance improving

>>   Minimal FFO impact from Hurricane Katrina damage

>>   Expect Q4 occupancy boost from Hurricane Katrina leasing

>>   Board raises annualized dividend by 4 cents

* (same-store)

Slide 11

Markets Impacted by Katrina

>>   Highlighted markets represent 20,000 units or 52% of the MAA portfolio

>>   225 new leases written to date (0.6% additional occupancy)

>>   Lease expiration management practices maintained

>> Mostly corporate leases and higher credit quality individual leases... average rent of $760 vs. portfolio of $696

[A map depicts the company's locations impacted by Katrina]

Slide 12

Strong Oversight

Experienced and independent Board of Directors - expertise in apartment real estate, capital markets and corporate governance

>>   Independent Directors

     *    Robert  Fogelman
          President, Fogelman Investments. 30 years of multifamily development and property management

     *    Ralph Horn, Chairman Governance and Compensation Committees
          Former Chairman/CEO First Horizon. Director - Gaylord Entertainment, Harrah's Entertainment

     *    Mike Starnes
          Former CEO and President MS Carriers, Inc. Director - Regions Financial Corporation

     *    John Grinalds
          Former President, The Citadel University. Headmaster of Porter-Gaud effective June 2006. Retired, Major General U.S. Marine Corps

     *    Alan Graf, Chairman Audit Committee
          Executive Vice President and CFO, FedEx Corporation, Director - Nike Inc., Kimball International

>>   Non-Management Directors

     *    George Cates, Lead Director
          Founder,  former Chairman/CEO of MAA. 30 years multifamily experience.

     *    John Flournoy
          Chairman and CEO, Flournoy Development Company (apartments),  Director
          - W.C. Bradley Company and Columbus Bank and Trust Company

>>   Management Directors

     *    Eric Bolton
          Chairman and CEO, 11 years with MAA, 20 years real estate experience

     *    Simon Wadsworth
          Executive Vice President and CFO, 11 years with MAA

Insiders own 8% of MAA

Slide 13

Strong Management Team

Experienced management team and deep bench strength; succession planning and leadership development on-going

Senior management team has an average tenure with MAA of 8 years

MAA is the only REIT endorsed by the Nat'l. Apt. Assoc. to provide training and certification for Certified Apt. Mgr. (CAM designation). MAA currently has 106 CAMs.

Slide 14

Why Buy MAA

Significant FFO upside to capture from same store portfolio as market conditions improve...earnings potential protected and enhanced

>>   Same store pricing power of portfolio has been protected. ARU  performance:
     2002 -.2%, 2003 .1%, 2004 .2%, Q2 2005 1.2%

>>   Leasing and credit standards have been aggressively managed and protected

>>   During  normalized  market  conditions,   same  store  portfolio  generated
     $0.20/share of higher NOI (or $4MM) than in 2004

>> All three market tier segments (large, middle and small city markets) have upside to capture

>> Successful implementation in 2004 of new web-based property and revenue management system; strong productivity and pricing platform

>> New initiative under development focused on extensive unit interior renovation opportunities; initially focused on 2,500 units

Slide 15

Why Buy MAA

A record of disciplined growth; extensive network in place and local knowledge of markets ensures steady deal flow to capture new growth

>>   Proven investment track record

>>   In-depth local knowledge
     *    Very familiar with markets
     * Able to review/underwrite most acquisition opportunities quickly and accurately using our highly experienced team
     *    Never "high-bidder", but able to close rapidly without contingencies
     * All in major markets: Atlanta, Dallas, Houston, South Florida, Jacksonville, Austin, Nashville

>>   Despite  competitive  environment,  acquired  $180 MM in last 12 months

Slide 16

Why Buy MAA

Investment decisions are governed by conservative underwriting, a minimum IRR investment hurdle requirement and a requirement to ensure that meaningful accretion to existing shareholder value is captured

>>   Underwriting assumptions
     *    Growth rates primarily driven by third party data
     * Exit cap rates used in proformas are greater than we are achieving in our dispositions

>>   Investment hurdles
     *    IRR: cost of equity + 200 bp
     *    AFFO accretion: + 20% on incremental shares
     *    Discount to replacement value

Slide 17

Why Buy MAA

Flexibility, coverage ratios and cost of debt have all materially improved over the last three years; balance sheet positioned to support growth

>>   Balance sheet materially strengthened

>> $150MM of forward-swaps put in place Q2. Most 2005/06 refinancing rate risk minimized.

>>   Improved dividend coverage has increased flexibility

>>   Cost-effective access to equity thru DRSPP & direct placements.

>>   Fixed charge coverage has improved to 2.56 from 1.78 over last three years

>>   Agency credit facilities offer optimum debt financing (price, flexibility)

Slide 18

Why Buy MAA

Current market pricing of MAA offers a discount to the underlying real estate value

>> Market pricing is approximately $64.5K per unit, or 6.0% cap rate (at $46.00/share)

>> One of the newer portfolios in the sector at an average age of 14 years (40% of portfolio <10 years old)

>>   4,870  units at an  average  price  of  $72,000 added in the last 2+ years

>> Recent transactions (SMT, TCR) imply values of 5.5% to 5.75% cap rates at $65,000

>>   Equivalent pricing of MAA drives price range of $48 to $55 per share

"Our NAV for MAA is $51 per share...MAA is trading at a 12.8% discount to our estimated NAV, and the apartment REIT sector trades at an average 13% premium to consensus." Ryan Beck 8-5-05

Slide 19

Why Buy MAA

Current MAA pricing offers multiple points for upside movement

Relative Valuation Summary              MAA's Valuation         Versus Peers    Versus Multifamily Sector
2005E FFO Multiple (1)                  Discount                 -9.5%          -16.7%
2006E FFO Multiple (1)                  Discount                 -6.3%          -14.5%
2005E Multiple/5 Year Growth (2)        Discount                -18.5%          -22.3%
2005E AFFO Multiple (1)                 Discount                 -8.6%          -12.4%

(1)  Source:  Morgan Stanley, August 5, 2005
(2)  Source:  Ryan Beck & Co., May 9, 2005

Slide 20

Why Buy MAA

MAA has better coverage than the sector, yet carries a higher dividend yield


                                        AFFO            AFFO
                                        Payout          Payout
                                        Ratio           Ratio
                        Yield           2004            2005E
MAA                     5.0%             95.5%           92%
Sector Average          4.5%            103.5%           94%
Sector Median           5.6%            100.6%          104%


Source: Morgan Stanley 8-5-05 & KeyBanc Weekly Valuation Report May 23, 2005

Slide 21

Why Buy MAA

MAA is a lower risk investment than most in the sector*

>>   Low beta stocks should be more resistant to a market sell-off

>> Apartment REITs have historically been low beta stocks versus most other REIT sectors

>> MAA has demonstrated a lower beta than most apartment REITs over a 5-year time horizon

* KeyBanc Capital Markets Monthly REITer January 2005

Slide 22

Why Buy MAA

As job growth leads to household growth, MAA's portfolio has the best "rental demand growth prospects to pricing upside" ratio within the apartment REIT sector...higher portfolio growth prospects AND higher stock price upside opportunity

[Scatter charts depict the following data]

                Job-Growth Based Rankings   2005 FFO Multiple
AVB                         2.2                  19.6
ASN                         1.9                  18.0
ESS                         2.1                  18.0
BRE                         1.9                  17.0
TCT                         2.3                  15.6
HME                         1.9                  14.0
AEC                         1.9                   9.0
EQR                         1.7                  14.2
CPT                         1.6                  14.0
UDR                         1.7                  13.9
AIV                         1.6                  12.8
AML                         1.5                  15.0
GBP                         1.7                  15.9
PPS                         1.8                  17.7
CLP                         1.6                  10.7
MAA                         1.8                  13.0

            Household-Growth Based Rankings    2005 FFO Multiple
AVB                       0.87                        19.6
ASN                       1.20                        18.0
ESS                       0.96                        18.0
BRE                       1.15                        17.0
TCT                       1.24                        15.6
HME                       0.93                        14.0
AEC                       0.97                         9.0
EQR                       1.27                        14.2
CPT                       1.46                        14.0
UDR                       1.43                        13.9
AIV                       1.27                        12.8
AML                       1.68                        15.0
GBP                       1.73                        15.9
PPS                       1.71                        17.7
CLP                       1.54                        10.7
MAA                       1.72                        13.0

Reproduced from "Real Estate - Exclusive Power Ranking of Multifamily REITs," Wells Fargo Securities, 12/2/04. REITs ranked by two different power rankings:
(1) 2-year job growth estimates, and (2) 5-year straight-lined household growth estimates. This proxy for property-level earnings growth potential is then contrasted against current pricing (as a multiple of 2005 FFO forecast) to assess pricing efficiency of individual REIT names.

Slide 23

Summary - Why Buy MAA

Significant internal earnings growth upside + steady and disciplined external growth prospects + secure dividend + pricing upside

|X|  Significant pricing upside relative to sector

|X|  Lower-risk business strategy & operation

|X|  Significant earnings upside to recapture

|X|  Solid earnings & value growth prospects

|X|  Disciplined approach to new growth

|X|  Secure dividend

|X|  Solid earnings platform for dividend

|X|  Portfolio better positioned for growth

|X|  Lower volatility and risks

|X|  Shareholder focused management team

www.maac.net

Slide 24

Mid-America Apartment Communities

Creating Great Places to Live